United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 17, 2018

Date of Report (Date of earliest event reported)

M I Acquisitions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Magna Management LLC 40 Wall Street, 58th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 491-4240

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Priority Holdings, LLC (“Priority” or the “Company”), M I Acquisitions, Inc. (“M I”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of M I common stock in respect of the proposed transaction between them. Information about M I’s directors and executive officers and their ownership of M I’s common stock is set forth in M I’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

In connection with the transaction between Priority and M I, M I has filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”), which includes information relating to the transaction between Priority and M I. Promptly after filing its definitive proxy statement with the SEC, M I will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT M I WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT M I, PRIORITY AND THE TRANSACTION. The preliminary proxy statement, the definitive proxy statement (when it becomes available), and other relevant materials in connection with the transaction, and any other documents filed by M I with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or at M I’s website (www.miacquisitions.com) or by writing to M I, c/o Magna Management LLC, 40 Wall Street, 58th Floor, New York, NY 10005.

This current report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending transaction between M I and the Company and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions contemplated by the contribution agreement between M I and Priority dated February 26, 2018, as subsequently amended and restated (the “Purchase Agreement”). The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the Purchase Agreement by the stockholders of M I was not obtained; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (iii) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Priority or M I; (iv) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (v) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of M I’s common stock; (vi) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Priority and M I to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (vii) risks related to successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction.

A further list and description of risks and uncertainties can be found in M I’s Annual Report on Form 10-K for the fiscal year ending December 31, 2017 that M I filed with the SEC and in the preliminary proxy statement on Schedule 14A that M I filed with the SEC in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and M I, Priority, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Item 1.01. Entry Into a Material Definitive Agreement

As previously reported by M I Acquisitions, Inc. (“M I”), on February 26, 2018, M I, entered into a contribution agreement (the “Purchase Agreement”) with Priority Investment Holdings, LLC and Priority Incentive Equity Holdings, LLC (collectively, the “Interest Holders”) to acquire all of the outstanding equity interests of Priority Holdings, LLC (“Priority” or the “Company”), a leading provider of B2C and B2B payment processing solutions, which was previously amended and restated on March 26, 2018. On April 17, 2018, the parties entered into a Second Amended and Restated Contribution Agreement (the “Second Amendment”). The Second Amendment:

●	clarified that the calculation of Priority’s enterprise value should also take into account any acquisitions for which Priority has contracted to acquire prior to closing of the business combination so long as the only factor preventing closing of those acquisitions is that the cash and/or other consideration has not yet been paid and those acquisitions are completed within 30 days of the closing of the business combination; and

●	clarified the treatment of a certain currently outstanding warrant that entitles the holder to acquire certain Priority equity interests as it relates to the payment of the consideration under the Purchase Agreement.

For a full description of the Purchase Agreement, please see the preliminary proxy statement on Schedule 14A filed by M I on April 19, 2018.

On April 19, 2018, M I issued a promissory note in the aggregate principal amount of $76,771.06 to Priority. The funds received pursuant to the promissory note were used to pay the filing fee for the preliminary proxy statement filed by M I on April 19, 2018. The note does not bear interest and is payable five business days after the date M I completes a business combination. The following events constitute events of default under the notes:

1.	Failure to make required payments;

2.	The voluntary liquidation of M I; and

3.	The involuntary bankruptcy of M I.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description

2.1	Second Amended and Restated Contribution Agreement (Incorporated by reference to Annex A to the Preliminary Proxy Statement filed by M I on April 19, 2018)

10.1	Promissory Note dated April 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 20, 2018

M I ACQUISITIONS, INC.

By:	/s/ Marc Manuel
Name: Marc Manuel
Title: Chief Financial Officer